                                                Exhibit 99.1

First Financial Bancorp Announces Fourth Quarter and
Full Year 2019 Financial Results

•	Fourth Quarter 2019 Earnings per Diluted Share of $0.49; $0.52 on an Adjusted Basis

•	32.6% Decline in Classified Assets

•	6.0% Loan Growth on an Annualized Basis

•	8.1% Average Deposit Growth on an Annualized Basis

•	3.89% Fully Tax Equivalent Net Interest Margin

Cincinnati, Ohio - January 23, 2020 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the fourth quarter 2019.

For the three months ended December 31, 2019, the Company reported net income of $48.7 million, or $0.49 per diluted common share. These results compare to net income of $50.9 million, or $0.51 per diluted common share, for the third quarter of 2019 and $55.0 million, or $0.56 per diluted common share, for the fourth quarter of 2018. For the twelve months ended December 31, 2019, First Financial had earnings per diluted common share of $2.00 compared to $1.93 for the same period in 2018.

Return on average assets for the fourth quarter of 2019 was 1.34% while return on average tangible common equity was 15.84%. These compare to returns on average assets of 1.41% and 1.59%, and returns on average tangible common equity of 16.15% and 19.63%, in the third quarter of 2019 and the fourth quarter of 2018, respectively.

Fourth quarter 2019 highlights include:

•	After adjustments(1) for merger-related and nonrecurring items:

◦	Net income of $0.52 per diluted common share

◦	1.41% return on average assets; 16.73% return on average tangible common equity

•	Adjustments to net income include:

◦	$0.7 million of severance and other merger related costs

◦	$2.9 million historic tax credit investment write-down; offset by impact to income taxes

◦	$1.7 million of other nonrecurring costs such as branch consolidation costs

◦	$0.7 million of taxes on merger-related executive compensation

•	Loan balances grew 6.0% on an annualized basis

◦	$138.0 million increase compared to the linked quarter driven by commercial real estate

•	Average deposit balances grew 8.1% on an annualized basis

◦	Noninterest bearing demand deposits grew 19.8% on an annualized basis

•	Net interest margin of 3.89% on a fully tax-equivalent basis(1)

◦	7 basis point reduction from the linked quarter

◦	Impact of lower interest rates on asset yields partially offset by funding cost reductions and favorable shift in funding mix

•	Noninterest income of $36.8 million

◦	Positively impacted by full quarter impact of Bannockburn acquisition, strong mortgage banking activity and client derivative fees
____________________________________________________________________________________________(1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•	Noninterest expenses of $93.1 million, or $87.8 million as adjusted(1)

◦	Efficiency ratio of 59.8%; 56.4% as adjusted(1)

◦	Includes $1.7 million of additional incentive compensation due to strong operating results

◦	$0.4 million contribution to First Financial Foundation

◦	$0.8 million of additional collection expenses in fourth quarter

•	Significant decline in nonperforming and classified asset levels; ALLL relatively flat at $57.7 million, or 0.63% of loans; Provision expense sufficient to cover net charge-offs and loan growth

•	Strong capital ratios

◦	Total capital of 13.39%; Tier 1 common equity of 11.30%; Tangible common equity of 9.07%

◦	Tangible book value per share of $12.42

Archie Brown, President and Chief Executive Officer, commented, “We are very pleased to announce fourth quarter results that are highlighted by strong earnings, record loan originations, improved loan growth and a significant reduction in classified assets."
Mr. Brown continued, “A 31% increase in loan originations from the linked quarter resulted in 6.0% annualized loan growth. This was our strongest quarter to date in loan volume with originations increasing across most of our portfolios, led by Commercial Real Estate and Commercial loans. Net interest margin was once again at the high end of our expectations as our proactive funding cost management partially offset lower asset yields following the third rate cut in four months in October. Credit quality trends significantly improved as net charge-offs normalized during the period and we resolved a number of problem loans, resulting in significantly lower classified asset balances."

Mr. Brown further remarked, "The full quarter impact of the Bannockburn acquisition along with near record level client derivative fees and sustained mortgage banking volume drove noninterest income higher. Expenses were elevated during the period primarily due to the write-down of a historic tax credit investment and higher incentive compensation resulting from our strong operating results, however our adjusted efficiency ratio was in line with our stated expectations and reflects our deliberate expense management efforts."

Mr. Brown concluded, "2019 was another successful year for First Financial. The year was highlighted by record earnings, top quartile returns, shareholder-focused capital actions and the Bannockburn acquisition despite headwinds from the Fed rate cuts and increased credit costs related to one loan in our Franchise portfolio. Our success is a direct reflection of the work performed by our associates. Their resolve and dedication to delivering unparalleled service to our clients and return to our shareholders embodies our organizational values and they have worked tirelessly to establish themselves and First Financial as valued partners in our communities. Due to their continued efforts and commitment I remain confident in our ability to sustain this success into 2020 and beyond."
Full detail of the Company’s fourth quarter and full year performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, January 24, 2020 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10137978. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

2

Forward-Looking Statement
Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2018, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of December 31, 2019, the Company had $14.5 billion in assets, $9.2 billion in loans, $10.2 billion in deposits and $2.2 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.9 billion in assets under management as of December 31, 2019. The Company operated 145 full service banking centers as of December 31, 2019, primarily in Ohio, Indiana and Kentucky, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

3

Selected Financial Information
December 31, 2019
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	2019	2018
RESULTS OF OPERATIONS
Net income	$48,677	$50,856	$52,703	$45,839	$55,014	$198,075	$172,595
Net earnings per share - basic	$0.49	$0.52	$0.54	$0.47	$0.56	$2.01	$1.95
Net earnings per share - diluted	$0.49	$0.51	$0.53	$0.47	$0.56	$2.00	$1.93
Dividends declared per share	$0.23	$0.23	$0.22	$0.22	$0.20	$0.90	$0.78

KEY FINANCIAL RATIOS
Return on average assets	1.34%	1.41%	1.50%	1.33%	1.59%	1.39%	1.37%
Return on average shareholders' equity	8.60%	9.13%	9.85%	8.88%	10.68%	9.11%	9.85%
Return on average tangible shareholders' equity	15.84%	16.15%	17.33%	15.95%	19.63%	16.32%	17.32%

Net interest margin	3.84%	3.91%	3.99%	4.05%	4.16%	3.95%	4.05%
Net interest margin (fully tax equivalent) (1)	3.89%	3.96%	4.04%	4.10%	4.21%	4.00%	4.10%

Ending shareholders' equity as a percent of ending assets	15.49%	15.62%	15.16%	15.14%	14.86%	15.49%	14.86%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	9.07%	9.17%	9.34%	9.15%	8.79%	9.07%	8.79%
Risk-weighted assets	11.09%	11.34%	11.82%	11.61%	11.20%	11.09%	11.20%

Average shareholders' equity as a percent of average assets	15.53%	15.43%	15.22%	15.01%	14.84%	15.30%	13.89%
Average tangible shareholders' equity as a percent of
average tangible assets	9.07%	9.35%	9.26%	8.95%	8.66%	9.16%	8.40%

Book value per share	$22.82	$22.59	$22.18	$21.60	$21.23	$22.82	$21.23
Tangible book value per share	$12.42	$12.33	$12.79	$12.19	$11.72	$12.42	$11.72

Common equity tier 1 ratio (2)	11.30%	11.52%	12.00%	12.03%	11.87%	11.30%	11.87%
Tier 1 ratio (2)	11.69%	11.91%	12.40%	12.43%	12.28%	11.69%	12.28%
Total capital ratio (2)	13.39%	13.62%	14.20%	14.24%	14.10%	13.39%	14.10%
Leverage ratio (2)	9.58%	9.75%	10.02%	9.84%	9.71%	9.58%	9.71%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$9,149,222	$9,014,092	$8,852,662	$8,773,310	$8,766,302	$8,948,535	$8,151,068
Investment securities	3,102,867	3,290,666	3,408,994	3,355,732	3,204,758	3,288,875	2,897,167
Interest-bearing deposits with other banks	36,672	38,569	33,255	34,709	32,013	35,814	32,090
Total earning assets	$12,288,761	$12,343,327	$12,294,911	$12,163,751	$12,003,073	$12,273,224	$11,080,325
Total assets	$14,460,288	$14,320,514	$14,102,733	$13,952,551	$13,768,958	$14,210,719	$12,611,438
Noninterest-bearing deposits	$2,638,908	$2,513,458	$2,484,214	$2,457,587	$2,476,773	$2,524,011	$2,217,349
Interest-bearing deposits	7,583,531	7,504,708	7,612,146	7,610,092	7,573,069	7,577,347	7,098,836
Total deposits	$10,222,439	$10,018,166	$10,096,360	$10,067,679	$10,049,842	$10,101,358	$9,316,185
Borrowings	$1,613,696	$1,816,983	$1,656,570	$1,587,068	$1,509,642	$1,669,059	$1,385,994
Shareholders' equity	$2,245,107	$2,210,327	$2,146,997	$2,094,234	$2,042,884	$2,174,679	$1,752,261

CREDIT QUALITY RATIOS
Allowance to ending loans	0.63%	0.62%	0.69%	0.64%	0.64%	0.63%	0.64%
Allowance to nonaccrual loans	119.69%	93.18%	119.86%	95.40%	79.97%	119.69%	79.97%
Allowance to nonperforming loans	96.73%	71.46%	69.33%	68.94%	65.13%	96.73%	65.13%
Nonperforming loans to total loans	0.65%	0.87%	0.99%	0.93%	0.98%	0.65%	0.98%
Nonperforming assets to ending loans, plus OREO	0.67%	0.89%	1.00%	0.95%	1.00%	0.67%	1.00%
Nonperforming assets to total assets	0.42%	0.56%	0.62%	0.60%	0.63%	0.42%	0.63%
Classified assets to total assets	0.62%	0.92%	1.02%	1.01%	0.94%	0.62%	0.94%
Net charge-offs to average loans (annualized)	0.15%	0.45%	0.08%	0.64%	0.29%	0.33%	0.15%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) December 31, 2019 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Twelve months ended,
	Dec. 31,			Dec. 31,
	2019	2018	% Change	2019	2018	% Change
Interest income
Loans and leases, including fees	$122,802	$126,580	(3.0)%	$499,009	$447,187	11.6%
Investment securities
Taxable	20,137	22,761	(11.5)%	90,168	79,076	14.0%
Tax-exempt	4,545	3,896	16.7%	17,596	13,428	31.0%
Total investment securities interest	24,682	26,657	(7.4)%	107,764	92,504	16.5%
Other earning assets	167	192	(13.0)%	805	691	16.5%
Total interest income	147,651	153,429	(3.8)%	607,578	540,382	12.4%

Interest expense
Deposits	19,026	17,198	10.6%	79,032	56,962	38.7%
Short-term borrowings	5,430	5,186	4.7%	25,235	18,033	39.9%
Long-term borrowings	4,293	5,086	(15.6)%	19,057	16,152	18.0%
Total interest expense	28,749	27,470	4.7%	123,324	91,147	35.3%
Net interest income	118,902	125,959	(5.6)%	484,254	449,235	7.8%
Provision for loan and lease losses	4,629	5,310	(12.8)%	30,598	14,586	109.8%
Net interest income after provision for loan and lease losses	114,273	120,649	(5.3)%	453,656	434,649	4.4%

Noninterest income
Service charges on deposit accounts	9,343	10,185	(8.3)%	37,939	35,108	8.1%
Trust and wealth management fees	3,913	3,703	5.7%	15,644	15,082	3.7%
Bankcard income	3,405	6,247	(45.5)%	18,804	20,245	(7.1)%
Client derivative fees	4,194	1,433	192.7%	15,662	7,682	103.9%
Foreign exchange income	6,014	0	100.0%	7,739	0	100.0%
Net gains from sales of loans	4,723	1,428	230.7%	14,851	6,071	144.6%
Net gains (losses) on sale of investment securities	(296)	36	(922.2)%	(406)	(161)	(152.2)%
Other	5,472	6,472	(15.5)%	21,140	19,355	9.2%
Total noninterest income	36,768	29,504	24.6%	131,373	103,382	27.1%

Noninterest expenses
Salaries and employee benefits	53,952	51,505	4.8%	209,061	188,990	10.6%
Net occupancy	6,334	6,322	0.2%	24,069	24,215	(0.6)%
Furniture and equipment	4,145	3,498	18.5%	15,903	14,908	6.7%
Data processing	5,996	5,599	7.1%	21,881	28,077	(22.1)%
Marketing	1,980	1,651	19.9%	6,908	7,598	(9.1)%
Communication	882	805	9.6%	3,267	3,167	3.2%
Professional services	2,192	1,794	22.2%	11,254	12,272	(8.3)%
State intangible tax	1,767	1,086	62.7%	5,829	4,152	40.4%
FDIC assessments	1,055	1,018	3.6%	1,973	3,969	(50.3)%
Intangible amortization	3,150	2,229	41.3%	9,671	7,359	31.4%
Other	11,611	7,845	48.0%	32,351	29,103	11.2%
Total noninterest expenses	93,064	83,352	11.7%	342,167	323,810	5.7%
Income before income taxes	57,977	66,801	(13.2)%	242,862	214,221	13.4%
Income tax expense	9,300	11,787	(21.1)%	44,787	41,626	7.6%
Net income	$48,677	$55,014	(11.5)%	$198,075	$172,595	14.8%

ADDITIONAL DATA
Net earnings per share - basic	$0.49	$0.56		$2.01	$1.95
Net earnings per share - diluted	$0.49	$0.56		$2.00	$1.93
Dividends declared per share	$0.23	$0.20		$0.90	$0.78

Return on average assets	1.34%	1.59%		1.39%	1.37%
Return on average shareholders' equity	8.60%	10.68%		9.11%	9.85%

Interest income	$147,651	$153,429	(3.8)%	$607,578	$540,382	12.4%
Tax equivalent adjustment	1,630	1,442	13.0%	6,328	5,147	22.9%
Interest income - tax equivalent	149,281	154,871	(3.6)%	613,906	545,529	12.5%
Interest expense	28,749	27,470	4.7%	123,324	91,147	35.3%
Net interest income - tax equivalent	$120,532	$127,401	(5.4)%	$490,582	$454,382	8.0%

Net interest margin	3.84%	4.16%		3.95%	4.05%
Net interest margin (fully tax equivalent) (1)	3.89%	4.21%		4.00%	4.10%

Full-time equivalent employees	2,065	2,073

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2019
	Fourth	Third	Second	First	Full	% Change
	Quarter	Quarter	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans and leases, including fees	$122,802	$126,786	$126,365	$123,056	$499,009	(3.1)%
Investment securities
Taxable	20,137	22,180	23,616	24,235	90,168	(9.2)%
Tax-exempt	4,545	4,457	4,336	4,258	17,596	2.0%
Total investment securities interest	24,682	26,637	27,952	28,493	107,764	(7.3)%
Other earning assets	167	222	206	210	805	(24.8)%
Total interest income	147,651	153,645	154,523	151,759	607,578	(3.9)%

Interest expense
Deposits	19,026	20,151	20,612	19,243	79,032	(5.6)%
Short-term borrowings	5,430	7,199	6,646	5,960	25,235	(24.6)%
Long-term borrowings	4,293	4,760	4,963	5,041	19,057	(9.8)%
Total interest expense	28,749	32,110	32,221	30,244	123,324	(10.5)%
Net interest income	118,902	121,535	122,302	121,515	484,254	(2.2)%
Provision for loan and lease losses	4,629	5,228	6,658	14,083	30,598	(11.5)%
Net interest income after provision for loan and lease losses	114,273	116,307	115,644	107,432	453,656	(1.7)%

Noninterest income
Service charges on deposit accounts	9,343	9,874	9,819	8,903	37,939	(5.4)%
Trust and wealth management fees	3,913	3,718	3,943	4,070	15,644	5.2%
Bankcard income	3,405	3,316	6,497	5,586	18,804	2.7%
Client derivative fees	4,194	4,859	4,905	1,704	15,662	(13.7)%
Foreign exchange income	6,014	1,708	17	0	7,739	252.1%
Net gains from sales of loans	4,723	4,806	3,432	1,890	14,851	(1.7)%
Net gains (losses) on sale of investment securities	(296)	105	(37)	(178)	(406)	381.9%
Other	5,472	4,754	6,062	4,852	21,140	15.1%
Total noninterest income	36,768	33,140	34,638	26,827	131,373	10.9%

Noninterest expenses
Salaries and employee benefits	53,952	53,212	53,985	47,912	209,061	1.4%
Net occupancy	6,334	5,509	5,596	6,630	24,069	15.0%
Furniture and equipment	4,145	4,120	4,222	3,416	15,903	0.6%
Data processing	5,996	5,774	4,984	5,127	21,881	3.8%
Marketing	1,980	1,346	1,976	1,606	6,908	47.1%
Communication	882	910	747	728	3,267	(3.1)%
Professional services	2,192	4,771	2,039	2,252	11,254	(54.1)%
State intangible tax	1,767	1,445	1,307	1,310	5,829	22.3%
FDIC assessments	1,055	(1,097)	1,065	950	1,973	(196.2)%
Intangible amortization	3,150	2,432	2,044	2,045	9,671	29.5%
Other	11,611	7,804	6,413	6,523	32,351	48.8%
Total noninterest expenses	93,064	86,226	84,378	78,499	342,167	7.9%
Income before income taxes	57,977	63,221	65,904	55,760	242,862	(8.3)%
Income tax expense	9,300	12,365	13,201	9,921	44,787	(24.8)%
Net income	$48,677	$50,856	$52,703	$45,839	$198,075	(4.3)%

ADDITIONAL DATA
Net earnings per share - basic	$0.49	$0.52	$0.54	$0.47	$2.01
Net earnings per share - diluted	$0.49	$0.51	$0.53	$0.47	$2.00
Dividends declared per share	$0.23	$0.23	$0.22	$0.22	$0.90

Return on average assets	1.34%	1.41%	1.50%	1.33%	1.39%
Return on average shareholders' equity	8.60%	9.13%	9.85%	8.88%	9.11%

Interest income	$147,651	$153,645	$154.523	$151,759	$607,578	(3.9)%
Tax equivalent adjustment	1,630	1,759	1.416	1,523	6,328	(7.3)%
Interest income - tax equivalent	149,281	155,404	155.939	153,282	613,906	(3.9)%
Interest expense	28,749	32,110	32.221	30,244	123,324	(10.5)%
Net interest income - tax equivalent	$120,532	$123,294	$123.718	$123,038	$490,582	(2.2)%

Net interest margin	3.84%	3.91%	3.99%	4.05%	3.95%
Net interest margin (fully tax equivalent) (1)	3.89%	3.96%	4.04%	4.10%	4.00%

Full-time equivalent employees	2,065	2,064	2,076	2,087

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2018
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$126,580	$123,397	$122,290	$74,920	$447,187
Investment securities
Taxable	22,761	21,801	20,844	13,670	79,076
Tax-exempt	3,896	3,807	4,068	1,657	13,428
Total investment securities interest	26,657	25,608	24,912	15,327	92,504
Other earning assets	192	215	177	107	691
Total interest income	153,429	149,220	147,379	90,354	540,382

Interest expense
Deposits	17,198	14,672	14,794	10,298	56,962
Short-term borrowings	5,186	6,052	4,132	2,663	18,033
Long-term borrowings	5,086	5,011	4,474	1,581	16,152
Total interest expense	27,470	25,735	23,400	14,542	91,147
Net interest income	125,959	123,485	123,979	75,812	449,235
Provision for loan and lease losses	5,310	3,238	3,735	2,303	14,586
Net interest income after provision for loan and lease losses	120,649	120,247	120,244	73,509	434,649

Noninterest income
Service charges on deposit accounts	10,185	10,316	9,568	5,039	35,108
Trust and wealth management fees	3,703	3,728	3,697	3,954	15,082
Bankcard income	6,247	5,261	5,343	3,394	20,245
Client derivative fees	1,433	3,029	1,463	1,757	7,682
Net gains from sales of loans	1,428	1,739	2,316	588	6,071
Net gains on sale of investment securities	36	(167)	(30)	0	(161)
Other	6,472	4,778	5,899	2,206	19,355
Total noninterest income	29,504	28,684	28,256	16,938	103,382

Noninterest expenses
Salaries and employee benefits	51,505	50,852	55,531	31,102	188,990
Net occupancy	6,322	6,765	6,631	4,497	24,215
Furniture and equipment	3,498	4,072	5,298	2,040	14,908
Data processing	5,599	4,502	14,304	3,672	28,077
Marketing	1,651	2,502	2,644	801	7,598
Communication	805	785	1,118	459	3,167
Professional services	1,794	2,621	5,659	2,198	12,272
State intangible tax	1,086	1,223	1,078	765	4,152
FDIC assessments	1,018	734	1,323	894	3,969
Intangible amortization	2,229	2,486	2,364	280	7,359
Other	7,845	8,873	6,805	5,580	29,103
Total noninterest expenses	83,352	85,415	102,755	52,288	323,810
Income before income taxes	66,801	63,516	45,745	38,159	214,221
Income tax expense (benefit)	11,787	12,859	9,327	7,653	41,626
Net income	$55,014	$50,657	$36,418	$30,506	$172,595

ADDITIONAL DATA
Net earnings per share - basic	$0.56	$0.52	$0.37	$0.49	$1.95
Net earnings per share - diluted	$0.56	$0.51	$0.37	$0.49	$1.93
Dividends declared per share	$0.20	$0.20	$0.19	$0.19	$0.78

Return on average assets	1.59%	1.45%	1.05%	1.40%	1.37%
Return on average shareholders' equity	10.68%	9.94%	7.36%	13.31%	9.85%

Interest income	$153,429	$149,220	$147,379	$90,354	$540,382
Tax equivalent adjustment	1,442	1,567	1,420	718	5,147
Interest income - tax equivalent	154,871	150,787	148,799	91,072	545,529
Interest expense	27,470	25,735	23,400	14,542	91,147
Net interest income - tax equivalent	$127,401	$125,052	$125,399	$76,530	$454,382

Net interest margin	4.16%	4.06%	4.10%	3.80%	4.05%
Net interest margin (fully tax equivalent) (1)	4.21%	4.12%	4.15%	3.84%	4.10%

Full-time equivalent employees	2,073	2,028	2,118	1,289

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	% Change	% Change
	2019	2019	2019	2019	2018	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$200,691	$242,482	$169,694	$169,004	$236,221	(17.2)%	(15.0)%
Interest-bearing deposits with other banks	56,948	39,669	101,668	50,224	37,738	43.6%	50.9%
Investment securities available-for-sale	2,852,084	2,850,502	3,152,970	3,113,811	2,779,255	0.1%	2.6%
Investment securities held-to-maturity	142,862	148,778	154,327	158,305	429,328	(4.0)%	(66.7)%
Other investments	125,020	124,965	127,439	115,731	115,660	0.0%	8.1%
Loans held for sale	13,680	23,528	20,244	8,217	4,372	(41.9)%	212.9%
Loans and leases
Commercial and industrial	2,465,877	2,470,017	2,547,997	2,543,427	2,514,661	(0.2)%	(1.9)%
Lease financing	88,364	92,616	90,638	95,573	93,415	(4.6)%	(5.4)%
Construction real estate	493,182	515,960	497,683	458,113	548,935	(4.4)%	(10.2)%
Commercial real estate	4,194,651	4,015,908	3,903,654	3,802,179	3,754,681	4.5%	11.7%
Residential real estate	1,055,949	1,055,007	1,015,820	975,120	955,646	0.1%	10.5%
Home equity	771,869	776,885	787,139	797,118	817,282	(0.6)%	(5.6)%
Installment	82,589	88,275	89,149	90,689	93,212	(6.4)%	(11.4)%
Credit card	49,184	49,010	48,706	46,982	46,382	0.4%	6.0%
Total loans	9,201,665	9,063,678	8,980,786	8,809,201	8,824,214	1.5%	4.3%
Less:
Allowance for loan and lease losses	57,650	56,552	61,549	56,722	56,542	1.9%	2.0%
Net loans	9,144,015	9,007,126	8,919,237	8,752,479	8,767,672	1.5%	4.3%
Premises and equipment	214,506	213,681	211,313	210,676	215,652	0.4%	(0.5)%
Goodwill	937,771	937,689	879,727	879,727	880,251	0.0%	6.5%
Other intangibles	76,201	79,506	36,349	38,571	40,805	(4.2)%	86.7%
Accrued interest and other assets	747,847	812,519	664,695	577,518	479,706	(8.0)%	55.9%
Total Assets	$14,511,625	$14,480,445	$14,437,663	$14,074,263	$13,986,660	0.2%	3.8%

LIABILITIES
Deposits
Interest-bearing demand	$2,364,881	$2,316,301	$2,332,692	$2,235,036	$2,307,071	2.1%	2.5%
Savings	2,960,979	2,924,200	2,953,114	3,100,894	3,167,325	1.3%	(6.5)%
Time	2,240,441	2,308,617	2,321,908	2,309,810	2,173,564	(3.0)%	3.1%
Total interest-bearing deposits	7,566,301	7,549,118	7,607,714	7,645,740	7,647,960	0.2%	(1.1)%
Noninterest-bearing	2,643,928	2,534,739	2,501,290	2,488,157	2,492,434	4.3%	6.1%
Total deposits	10,210,229	10,083,857	10,109,004	10,133,897	10,140,394	1.3%	0.7%
Federal funds purchased and securities sold
under agreements to repurchase	165,181	85,286	260,621	95,015	183,591	93.7%	(10.0)%
FHLB short-term borrowings	1,151,000	1,128,900	1,052,700	952,400	857,100	2.0%	34.3%
Total short-term borrowings	1,316,181	1,214,186	1,313,321	1,047,415	1,040,691	8.4%	26.5%
Long-term debt	414,376	498,778	547,042	546,423	570,739	(16.9)%	(27.4)%
Total borrowed funds	1,730,557	1,712,964	1,860,363	1,593,838	1,611,430	1.0%	7.4%
Accrued interest and other liabilities	323,134	422,311	280,107	216,109	156,587	(23.5)%	106.4%
Total Liabilities	12,263,920	12,219,132	12,249,474	11,943,844	11,908,411	0.4%	3.0%

SHAREHOLDERS' EQUITY
Common stock	1,640,771	1,639,333	1,623,699	1,622,554	1,633,256	0.1%	0.5%
Retained earnings	711,249	685,368	657,730	626,408	600,014	3.8%	18.5%
Accumulated other comprehensive income (loss)	13,323	15,450	5,193	(19,635)	(44,408)	(13.8)%	130.0%
Treasury stock, at cost	(117,638)	(78,838)	(98,433)	(98,908)	(110,613)	49.2%	6.4%
Total Shareholders' Equity	2,247,705	2,261,313	2,188,189	2,130,419	2,078,249	(0.6)%	8.2%
Total Liabilities and Shareholders' Equity	$14,511,625	$14,480,445	$14,437,663	$14,074,263	$13,986,660	0.2%	3.8%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	December 31,
	2019	2019	2019	2019	2018	2019	2018
ASSETS
Cash and due from banks	$221,060	$191,000	$173,278	$181,695	$213,927	$191,864	$188,971
Federal funds sold	0	0	0	0	0	0	196
Interest-bearing deposits with other banks	36,672	38,569	33,255	34,709	32,013	35,814	31,894
Investment securities	3,102,867	3,290,666	3,408,994	3,355,732	3,204,758	3,288,875	2,897,167
Loans held for sale	21,050	18,197	13,258	6,392	10,411	14,774	12,340
Loans and leases
Commercial and industrial	2,469,810	2,509,782	2,533,981	2,509,274	2,402,296	2,505,615	2,518,333
Lease financing	91,225	94,858	94,458	91,043	94,111	92,902	91,476
Construction real estate	501,892	509,742	457,962	496,153	567,086	491,503	540,014
Commercial real estate	4,102,288	3,925,028	3,834,404	3,762,314	3,793,376	3,906,992	3,310,697
Residential real estate	1,053,707	1,035,975	989,923	961,584	941,047	1,010,620	809,114
Home equity	773,119	781,340	789,087	807,768	813,779	787,716	724,926
Installment	85,515	88,760	89,778	91,270	95,779	88,815	95,847
Credit card	50,616	50,410	49,811	47,512	48,417	49,598	47,951
Total loans	9,128,172	8,995,895	8,839,404	8,766,918	8,755,891	8,933,761	8,138,358
Less:
Allowance for loan and lease losses	56,649	61,911	58,335	57,088	58,216	58,504	56,115
Net loans	9,071,523	8,933,984	8,781,069	8,709,830	8,697,675	8,875,257	8,082,243
Premises and equipment	215,171	215,671	211,714	213,208	218,430	213,951	199,727
Goodwill	937,710	899,888	879,726	878,541	878,669	899,131	714,528
Other intangibles	78,190	51,365	37,666	39,900	42,305	51,884	33,682
Accrued interest and other assets	776,045	681,174	563,773	532,544	470,770	639,169	450,690
Total Assets	$14,460,288	$14,320,514	$14,102,733	$13,952,551	$13,768,958	$14,210,719	$12,611,438

LIABILITIES
Deposits
Interest-bearing demand	$2,373,962	$2,325,405	$2,334,322	$2,269,948	$2,342,528	$2,326,193	$2,169,396
Savings	2,995,395	2,945,076	3,057,100	3,115,557	3,156,789	3,027,725	2,990,731
Time	2,214,174	2,234,227	2,220,724	2,224,587	2,073,752	2,223,429	1,938,709
Total interest-bearing deposits	7,583,531	7,504,708	7,612,146	7,610,092	7,573,069	7,577,347	7,098,836
Noninterest-bearing	2,638,908	2,513,458	2,484,214	2,457,587	2,476,773	2,524,011	2,217,349
Total deposits	10,222,439	10,018,166	10,096,360	10,067,679	10,049,842	10,101,358	9,316,185
Federal funds purchased and securities sold
under agreements to repurchase	206,800	185,156	126,872	103,147	65,805	155,859	87,221
FHLB short-term borrowings	952,625	1,112,091	982,993	913,974	873,533	990,860	860,206
Total short-term borrowings	1,159,425	1,297,247	1,109,865	1,017,121	939,338	1,146,719	947,427
Long-term debt	454,271	519,736	546,705	569,947	570,304	522,340	438,567
Total borrowed funds	1,613,696	1,816,983	1,656,570	1,587,068	1,509,642	1,669,059	1,385,994
Accrued interest and other liabilities	379,046	275,038	202,806	203,570	166,590	265,623	156,998
Total Liabilities	12,215,181	12,110,187	11,955,736	11,858,317	11,726,074	12,036,040	10,859,177

SHAREHOLDERS' EQUITY
Common stock	1,640,066	1,629,286	1,622,994	1,625,228	1,632,361	1,629,434	1,371,373
Retained earnings	691,236	662,899	635,629	610,737	576,145	650,381	535,139
Accumulated other comprehensive loss	13,986	11,985	(12,889)	(39,796)	(55,161)	(6,480)	(43,081)
Treasury stock, at cost	(100,181)	(93,843)	(98,737)	(101,935)	(110,461)	(98,656)	(111,170)
Total Shareholders' Equity	2,245,107	2,210,327	2,146,997	2,094,234	2,042,884	2,174,679	1,752,261
Total Liabilities and Shareholders' Equity	$14,460,288	$14,320,514	$14,102,733	$13,952,551	$13,768,958	$14,210,719	$12,611,438

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	December 31, 2019		September 30, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,102,867	3.16%	$3,290,666	3.21%	$3,204,758	3.30%	$3,288,875	3.28%	$2,897,167	3.19%
Interest-bearing deposits with other banks	36,672	1.81%	38,569	2.28%	32,013	2.38%	35,814	2.25%	32,090	2.15%
Gross loans (1)	9,149,222	5.33%	9,014,092	5.58%	8,766,302	5.73%	8,948,535	5.58%	8,151,068	5.49%
Total earning assets	12,288,761	4.77%	12,343,327	4.94%	12,003,073	5.07%	12,273,224	4.95%	11,080,325	4.88%

Nonearning assets
Allowance for loan and lease losses	(56,649)		(61,911)		(58,216)		(58,504)		(56,115)
Cash and due from banks	221,060		191,000		213,927		191,864		188,971
Accrued interest and other assets	2,007,116		1,848,098		1,610,174		1,804,135		1,398,257
Total assets	$14,460,288		$14,320,514		$13,768,958		$14,210,719		$12,611,438

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,373,962	0.53%	$2,325,405	0.56%	$2,342,528	0.48%	$2,326,193	0.55%	$2,169,396	0.39%
Savings	2,995,395	0.60%	2,945,076	0.69%	3,156,789	0.66%	3,027,725	0.71%	2,990,731	0.60%
Time	2,214,174	2.03%	2,234,227	2.09%	2,073,752	1.75%	2,223,429	2.02%	1,938,709	1.57%
Total interest-bearing deposits	7,583,531	1.00%	7,504,708	1.07%	7,573,069	0.90%	7,577,347	1.04%	7,098,836	0.80%
Borrowed funds
Short-term borrowings	1,159,425	1.86%	1,297,247	2.20%	939,338	2.19%	1,146,719	2.20%	947,427	1.90%
Long-term debt	454,271	3.75%	519,736	3.63%	570,304	3.54%	522,340	3.65%	438,567	3.68%
Total borrowed funds	1,613,696	2.39%	1,816,983	2.61%	1,509,642	2.70%	1,669,059	2.65%	1,385,994	2.47%
Total interest-bearing liabilities	9,197,227	1.24%	9,321,691	1.37%	9,082,711	1.20%	9,246,406	1.33%	8,484,830	1.07%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	2,638,908		2,513,458		2,476,773		2,524,011		2,217,349
Other liabilities	379,046		275,038		166,590		265,623		156,998
Shareholders' equity	2,245,107		2,210,327		2,042,884		2,174,679		1,752,261
Total liabilities & shareholders' equity	$14,460,288		$14,320,514		$13,768,958		$14,210,719		$12,611,438

Net interest income	$118,902		$121,535		$125,959		$484,254		$449,235
Net interest spread		3.53%		3.57%		3.87%		3.62%		3.81%
Net interest margin		3.84%		3.91%		4.16%		3.95%		4.05%

Tax equivalent adjustment		0.05%		0.05%		0.05%		0.05%		0.05%
Net interest margin (fully tax equivalent)		3.89%		3.96%		4.21%		4.00%		4.10%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(461)	$(1,494)	$(1,955)	$(1,165)	$(810)	$(1,975)	$2,425	$12,835	$15,260
Interest-bearing deposits with other banks	(46)	(9)	(55)	(46)	21	(25)	30	84	114
Gross loans (2)	(5,798)	1,814	(3,984)	(8,918)	5,140	(3,778)	7,352	44,470	51,822
Total earning assets	(6,305)	311	(5,994)	(10,129)	4,351	(5,778)	9,807	57,389	67,196

Interest-bearing liabilities
Total interest-bearing deposits	$(1,323)	$198	$(1,125)	$1,802	$26	$1,828	$17,079	$4,991	$22,070
Borrowed funds
Short-term borrowings	(1,124)	(645)	(1,769)	(787)	1,031	244	2,816	4,386	7,202
Long-term debt	152	(619)	(467)	304	(1,097)	(793)	(151)	3,056	2,905
Total borrowed funds	(972)	(1,264)	(2,236)	(483)	(66)	(549)	2,665	7,442	10,107
Total interest-bearing liabilities	(2,295)	(1,066)	(3,361)	1,319	(40)	1,279	19,744	12,433	32,177
Net interest income (1)	$(4,010)	$1,377	$(2,633)	$(11,448)	$4,391	$(7,057)	$(9,937)	$44,956	$35,019

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Full Year	Full Year
	2019	2019	2019	2019	2018	2019	2018
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$56,552	$61,549	$56,722	$56,542	$57,715	$56,542	$54,021
Provision for loan and lease losses	4,629	5,228	6,658	14,083	5,310	30,598	14,586
Gross charge-offs
Commercial and industrial	2,919	9,556	1,873	12,328	6,060	26,676	11,533
Lease financing	62	0	0	100	0	162	0
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	1,854	535	86	1,214	1,679	3,689	4,835
Residential real estate	167	278	150	82	80	677	422
Home equity	807	627	689	468	747	2,591	1,725
Installment	31	65	78	49	158	223	435
Credit card	319	598	289	341	392	1,547	1,720
Total gross charge-offs	6,159	11,659	3,165	14,582	9,116	35,565	20,670
Recoveries
Commercial and industrial	1,796	556	291	240	485	2,883	2,066
Lease financing	0	0	0	0	0	0	1
Construction real estate	0	0	5	63	0	68	146
Commercial real estate	439	347	254	73	1,681	1,113	4,106
Residential real estate	72	64	101	36	44	273	211
Home equity	243	335	572	185	274	1,335	1,309
Installment	49	93	61	48	94	251	575
Credit card	29	39	50	34	55	152	191
Total recoveries	2,628	1,434	1,334	679	2,633	6,075	8,605
Total net charge-offs	3,531	10,225	1,831	13,903	6,483	29,490	12,065
Ending allowance for loan and lease losses	$57,650	$56,552	$61,549	$56,722	$56,542	$57,650	$56,542

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.18%	1.42%	0.25%	1.95%	0.92%	0.95%	0.38%
Lease financing	0.27%	0.00%	0.00%	0.45%	0.00%	0.17%	0.00%
Construction real estate	0.00%	0.00%	0.00%	(0.05)%	0.00%	(0.01)%	(0.03)%
Commercial real estate	0.14%	0.02%	(0.02)%	0.12%	0.00%	0.07%	0.02%
Residential real estate	0.04%	0.08%	0.02%	0.02%	0.02%	0.04%	0.03%
Home equity	0.29%	0.15%	0.06%	0.14%	0.23%	0.16%	0.06%
Installment	(0.08)%	(0.13)%	0.08%	0.00%	0.27%	(0.03)%	(0.15)%
Credit card	2.27%	4.40%	1.92%	2.62%	2.76%	2.81%	3.19%
Total net charge-offs	0.15%	0.45%	0.08%	0.64%	0.29%	0.33%	0.15%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$24,346	$28,358	$18,502	$19,263	$30,925	$24,346	$30,925
Lease financing	223	284	295	301	22	223	22
Construction real estate	0	5	6	7	9	0	9
Commercial real estate	7,295	14,889	15,981	21,082	20,500	7,295	20,500
Residential real estate	10,892	11,655	11,627	13,052	13,495	10,892	13,495
Home equity	5,242	5,427	4,745	5,581	5,580	5,242	5,580
Installment	167	75	195	170	169	167	169
Nonaccrual loans	48,165	60,693	51,351	59,456	70,700	48,165	70,700
Accruing troubled debt restructurings (TDRs)	11,435	18,450	37,420	22,817	16,109	11,435	16,109
Total nonperforming loans	59,600	79,143	88,771	82,273	86,809	59,600	86,809
Other real estate owned (OREO)	2,033	1,613	1,421	1,665	1,401	2,033	1,401
Total nonperforming assets	61,633	80,756	90,192	83,938	88,210	61,633	88,210
Accruing loans past due 90 days or more	201	287	107	178	63	201	63
Total underperforming assets	$61,834	$81,043	$90,299	$84,116	$88,273	$61,834	$88,273
Total classified assets	$89,250	$132,500	$147,753	$142,014	$131,668	$89,250	$131,668

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	119.69%	93.18%	119.86%	95.40%	79.97%	119.69%	79.97%
Nonperforming loans	96.73%	71.46%	69.33%	68.94%	65.13%	96.73%	65.13%
Total ending loans	0.63%	0.62%	0.69%	0.64%	0.64%	0.63%	0.64%
Nonperforming loans to total loans	0.65%	0.87%	0.99%	0.93%	0.98%	0.65%	0.98%
Nonperforming assets to
Ending loans, plus OREO	0.67%	0.89%	1.00%	0.95%	1.00%	0.67%	1.00%
Total assets	0.42%	0.56%	0.62%	0.60%	0.63%	0.42%	0.63%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.55%	0.69%	0.59%	0.69%	0.82%	0.55%	0.82%
Total assets	0.35%	0.43%	0.37%	0.43%	0.52%	0.35%	0.52%
Classified assets to total assets	0.62%	0.92%	1.02%	1.01%	0.94%	0.62%	0.94%

(1) Nonaccrual loans include nonaccrual TDRs of $18.5 million, $21.5 million, $11.0 million, $13.1 million, and $22.4 million, as of December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Twelve months ended,
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	2019	2018
PER COMMON SHARE
Market Price
High	$26.04	$25.49	$25.80	$28.56	$29.58	$28.56	$33.55
Low	$23.24	$22.37	$22.16	$23.02	$22.40	$22.16	$22.40
Close	$25.44	$24.48	$24.22	$24.06	$23.72	$25.44	$23.72

Average shares outstanding - basic	98,684,706	98,517,025	98,083,799	97,926,088	97,424,839	98,305,570	88,582,090
Average shares outstanding - diluted	99,232,167	99,077,723	98,648,384	98,436,311	98,468,237	98,851,471	89,614,205
Ending shares outstanding	98,490,998	100,094,819	98,647,690	98,613,872	97,894,286	98,490,998	97,894,286

Total shareholders' equity	$2,247,705	$2,261,313	$2,188,189	$2,130,419	$2,078,249	$2,247,705	$2,078,249

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,245,746	$1,253,803	$1,281,406	$1,246,004	$1,215,613	$1,245,746	$1,215,613
Common equity tier 1 capital ratio	11.30%	11.52%	12.00%	12.03%	11.87%	11.30%	11.87%
Tier 1 capital	$1,288,185	$1,296,399	$1,323,905	$1,287,757	$1,257,366	$1,288,185	$1,257,366
Tier 1 ratio	11.69%	11.91%	12.40%	12.43%	12.28%	11.69%	12.28%
Total capital	$1,475,813	$1,482,708	$1,515,382	$1,474,723	$1,444,146	$1,475,813	$1,444,146
Total capital ratio	13.39%	13.62%	14.20%	14.24%	14.10%	13.39%	14.10%
Total capital in excess of minimum requirement	$318,315	$339,935	$394,571	$387,048	$432,832	$318,315	$432,832
Total risk-weighted assets	$11,023,795	$10,883,554	$10,674,393	$10,358,805	$10,241,159	$11,023,795	$10,241,159
Leverage ratio	9.58%	9.75%	10.02%	9.84%	9.71%	9.58%	9.71%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	15.49%	15.62%	15.16%	15.14%	14.86%	15.49%	14.86%
Ending tangible shareholders' equity to ending tangible assets	9.07%	9.17%	9.34%	9.15%	8.79%	9.07%	8.79%
Average shareholders' equity to average assets	15.53%	15.43%	15.22%	15.01%	14.84%	15.30%	13.89%
Average tangible shareholders' equity to average tangible assets	9.07%	9.35%	9.26%	8.95%	8.66%	9.16%	8.40%
REPURCHASE PROGRAM (1)
Shares repurchased	1,609,778	1,143,494	0	0	0	2,753,272	0
Average share repurchase price	$24.13	$23.94	N/A	N/A	N/A	$24.05	N/A
Total cost of shares repurchased	$38,846	$27,372	N/A	N/A	N/A	$66,218	N/A

(1) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable